Current financial debt and derivative financial instruments	12 Months Ended
Dec. 31, 2018
Statement [line items]
Current financial debt and derivative financial instruments
20. Current financial debt and derivative financial instruments
(USD millions)	2018	2017

Interest-bearing accounts of associates payable on demand [1]	1 778	1 822

Bank and other financial debt [2]	701	692

Commercial paper	3 951	2 328

Current portion of non-current financial debt	3 190	359

Fair value of derivative financial instruments	58	107

Total current financial debt and derivative financial instruments	9 678	5 308

[1] Weighted average interest rate 0.5% (2017: 0.5%)
[2] Weighted average interest rate 9.6% (2017: 7.0%)
The consolidated balance sheet amounts of current financial debt, other than the current portion of non-current financial debt, approximate the estimated fair value due to the short-term nature of these instruments.
Details on commercial papers are provided under “Liquidity risk” in Note 28.